LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H

American Legacy® Shareholder's Advantage
American Legacy® Shareholder's Advantage (A Class)

Supplement dated September 15, 2017 to the May 1, 2017 Prospectus

This Supplement outlines a change to your individual annuity contract.  All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

The Contracts – Additional Services – Dollar Cost Averaging (DCA). Beginning October 2, 2017, the DCA fixed account will be available for new Purchase Payments only and will no longer be available for transfers of Contract Value. This restriction does not apply to variable Subaccounts used for DCA purposes.

Please retain this Supplement for future reference.